UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2010

Mirant Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16107	20-3538156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Perimeter Center West, Suite 100, Atlanta, Georgia		30338
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 579-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On April 11, 2010, Mirant Corporation (“Mirant”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with RRI Energy, Inc. (“RRI”) and RRI Energy Holdings, Inc., a direct wholly-owned subsidiary of RRI (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Mirant (the “Merger”), with Mirant continuing as the surviving corporation and a wholly-owned subsidiary of RRI. Additionally, upon the closing of the Merger, RRI will be renamed GenOn Energy, Inc. (“GenOn”). The Merger is conditioned on, among other things, GenOn obtaining debt financing in amounts and on terms that satisfy conditions set forth in the Merger Agreement.

As part of this financing, Mirant and RRI currently plan to commence syndication of a new senior secured term loan and revolving credit facility of GenOn (the “credit facilities”) and an offering of notes in a private placement. The notes have not been registered under the Securities Act of 1933, as amended. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Mirant is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1. This information is disclosed in a preliminary information memorandum that is being furnished to potential lenders in connection with the syndication of the credit facilities and a preliminary offering memorandum that is currently expected to be furnished to investors in the private placement.

In accordance with general instruction B.2 of Form 8-K, the information contained in Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is to be considered “furnished” pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act nor shall it be deemed incorporated by reference in any Mirant filing or report with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing or report.

Exhibit Number	Document

99.1	Excerpts of certain information from financing offering documents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2010

Mirant Corporation

/s/ Angela M. Nagy
Angela M. Nagy
Vice President and Controller
(Principal Accounting Officer)

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